                                                                 Exhibit 10.38.1

                               AMENDMENT No. 1 TO

                              FIXED PRICE CONTRACT

                                    BETWEEN

                              PANAMSAT CORPORATION

                                      AND

                    HUGHES SPACE AND COMMUNICATIONS COMPANY

                                      FOR

                              PAS 1R & PAS 9 HS702

                 SPACECRAFT, RELATED SERVICES AND DOCUMENTATION

                            CONTRACT No. 97-HCG-001

        AMENDMENT No. 1 TO FIXED PRICE CONTRACT FOR PAS 1R & PAS 9 HS702
                 SPACECRAFT, RELATED SERVICES AND DOCUMENTATION

This AMENDMENT No. 1 (the "Amendment"), entered into as of 6 November 2000, by
                                                           ---------------
and between PANAMSAT CORPORATION (herein called "Buyer"), a Delaware corporation having a principal place of business at One Pickwick Plaza, Greenwich, Connecticut 06830, and HUGHES SPACE AND COMMUNICATIONS COMPANY (herein called "Contractor"), a Delaware corporation having a principal place of business at 909 North Sepulveda Boulevard, El Segundo, California 90245, amends that certain Fixed Price Contract for PAS 1R & PAS 9 HS702 Spacecraft, Related Services and Documentation with an effective date of August 15, 1997 (Contract No. 97-HCG-
001) (the "Agreement").


                                    RECITALS

     WHEREAS, Buyer and Contractor are party to the Agreement, providing for Buyer to purchase and Contractor to provide the PAS 1R & PAS 9 Spacecraft, Documentation, and Related Services as therein specified;

     WHEREAS, the Parties now desire to amend the Agreement;


                                   AGREEMENT

     NOW, THEREFORE, the Parties hereby agree to amend and restate the Agreement as follows:


1. All references in the Agreement to "PAS 9" are hereby amended to read "Galaxy IIIC".


2. ARTICLE 4.  DELIVERABLES AND SCHEDULE is hereby amended as follows:
   -------------------------------------

   Section 4.1, Item 1A., is hereby amended by adding one week to the PAS 1R
   -----------
   Shipment Date. The Shipment Date is changed from "May 15, 1999/1/" to "May 22, 1999/1/."

   Page seven (7) of the Agreement is replaced by page seven (7) "Amendment No. 1."


3. ARTICLE 5.  PRICE is hereby amended as follows:
   -----------------

   (a) Section 5.1(a) for PAS 1R is hereby amended by replacing [*******]
       -------------------------

   (b) Section 5.1(b) for GIIIC is hereby amended by replacing [********].
       ------------------------

   Page twelve (12) of the Agreement is replaced by page twelve (12) "Amendment No. 1."


4. ARTICLE 6.  PAYMENTS is hereby amended as follows:
   --------------------

   (a)  Section 6.2, Table 6.2.1, PAS 1R - Progress Payment Plan, is hereby
        -----------
   amended and restated in its entirety with the attached Table 6.2.1 PAS 1R - Progress Payment Plan.

   (b)  Section 6.2, Table 6.2.2, Galaxy IIIC - Progress Payment Plan, is
        -----------
   hereby amended and restated in its entirety with the attached Table 6.2.2 Galaxy IIIC - Progress Payment Plan.

   (c) Sections 6.3.1.2 through 6.3.4.4, have been amended and restated to
       --------------------------------
   correct various administrative errors and for clarification purposes.

   Pages fourteen through thirty-three (18 through 33) of the Agreement are replaced by pages fourteen through thirty-three (18 through 33) "Amendment No. 1."


5. Contractor agrees to perform COMSEC efforts for PAS 1R and Galaxy IIIC accordance with the terms identified under PanAmSat letter dated January 9, 1998 attached hereto.


6. Each capitalized term used but not defined in this Amendment shall have the same meaning described to such term in the Agreement. Except as amended by this Amendment, the Agreement shall continue in full force and effect.


7. For clarity and continuity purposes, replacement pages of the Contract are attached hereto, and are designated with "Amendment No. 1" in the lower left hand corner. There are no other Amendments to the Contract except as expressly set forth herein.






IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 to the PAS 1R & Galaxy IIIC Agreement.

HUGHES SPACE AND         PANAMSAT CORPORATION

COMMUNICATIONS COMPANY


By:                                       By:
   --------------------------                --------------------------

   --------------------------                --------------------------
          (printed)                                  (printed)

Title:                                    Title:
      -----------------------                   -----------------------

Date:                                     Date:
      -----------------------                   -----------------------

ARTICLE 4.  DELIVERABLES AND SCHEDULE

     4.1 The following deliverables to be furnished under this Contract shall be furnished at the designated location(s) on or before the dates specified below:

                                        Date of Shipment           Location of Shipment
                                            Delivery                   Delivery or
       Deliverables                     or Performance                 Performance
---------------------------------------------------------------------------------------------
1A. One PAS 1R Spacecraft                May 22, 1999/1/          . Shipped from Contractor's
    ("PAS 1R)                            ---------------            facility.
                                                                  . Delivery Site at Ariane
                                        ("Shipment Date")           facility, Kourou, French
                                                                    Guyana (subject to change
                                                                    pursuant to Paragraph
                                                                    4.2.)
---------------------------------------------------------------------------------------------
1B. One Galaxy IIIC Spacecraft         August 15, 1999/1/         . Shipped from Contractor's
    ("Galaxy IIIC)                                                  facility.
                                        ("Shipment Date")         . Delivery Site at  Sea
                                                                    Launch facility at Long
                                                                    Beach Ca (subject to
                                                                    change to Paragraph 4.2.)
---------------------------------------------------------------------------------------------
2A. Launch Support, Mission            In Accordance with         . Performance Site to be
    Operations and In-Orbit            Exhibit A                    determined pursuant to
    Testing for PAS 1R                                              Paragraph 4.2.
    ("Related Services")                                          . Fillmore, California
                                                                  . Castle Rock, Colorado
                                                                  . El Segundo, California
---------------------------------------------------------------------------------------------

                                               Buyer _______  Contractor _______

ARTICLE 5.   PRICE

     5.1 The total price (the "Contract Price") for Contractor to provide Spacecraft, Documentation and Related Services shall be as follows:

          For PAS 1R, [*********]

          (b)  For Galaxy IIIC, [**********]

     5.2 Buyer shall pay Contractor the Contract Price stated in Paragraph 5.1 above in accordance with Article 6, Paragraph 6.2 of this Contract.

     5.3 The Contract Price for each Spacecraft identified in Paragraph 5.1 are contingent upon the utilization of the launch vehicles initially designated for such Spacecraft in Paragraph 4.2.1. If Buyer changes the designated launch vehicle for the Spacecraft in accordance with Paragraph 4.2.1 (as opposed to Article 29), the Contract Price for the applicable Spacecraft shall be adjusted in accordance with the following table:

                                  Table 5.3.1
                                  -----------

                          Adjustment to Contract Price
                          ----------------------------

-------------------------------------------------------------------------------------------
                Launch Vehicle                          PAS 1R             Galaxy IIIC
-------------------------------------------------------------------------------------------
                  Sea Launch                          [*******]             [*******]
-------------------------------------------------------------------------------------------
                    Ariane                             [*****]               [******]
-------------------------------------------------------------------------------------------
                    Proton                             [*****]               [*****]
-------------------------------------------------------------------------------------------

                                               Buyer _______  Contractor _______

ARTICLE 6.  PAYMENTS

     6.1 Pursuant to the terms set forth in this Article 6, and subject to Buyer's rights, defenses and remedies as expressly stated in this Contract, Buyer shall pay to Contractor the Contract Price as stated in Article 5 herein for the applicable Spacecraft, Documentation, and Related Services under this Contract.

     6.2 Invoices shall be prepared and submitted by Contractor for the Spacecraft in a form reasonably acceptable to Buyer. Payments to Contractor for each Spacecraft shall be made according to the following payment plans:

                                    [*****]
                                    -------

-------------------------------------------------------------------------------------
                   [*****]                          [*****]             [*****]
-------------------------------------------------------------------------------------
[*****]                                        [*****]            [*****]
-------------------------------------------------------------------------------------
[*****]                                        [*****]            [*****]
-------------------------------------------------------------------------------------
[*****]                                        [*****]            [*****]
-------------------------------------------------------------------------------------
[*****]                                        [*****]            [*****]
-------------------------------------------------------------------------------------
[*****]                                        [*****]            [*****]
-------------------------------------------------------------------------------------
[*****]                                        [*****]            [*****]
-------------------------------------------------------------------------------------
[*****]                                        [*****]            [*****]
-------------------------------------------------------------------------------------

______________________________
/1/ [*****]

                                               Buyer _______  Contractor _______

                                    [*****]
                                    -------

-------------------------------------------------------------------------------------
[*****]                                        [*****]            [*****]
-------------------------------------------------------------------------------------
[*****]                                        [*****]            [*****]
-------------------------------------------------------------------------------------
[*****]                                        [*****]            [*****]
-------------------------------------------------------------------------------------
[*****]                                        [*****]            [*****]
-------------------------------------------------------------------------------------
[*****]                                        [*****]            [*****]
-------------------------------------------------------------------------------------
[*****]                                        [*****]            [*****]
-------------------------------------------------------------------------------------
[*****]                                        [*****]            [*****]
-------------------------------------------------------------------------------------
[*****]                                        [*****]            [*****]
-------------------------------------------------------------------------------------

______________________________
/1/ [*****]

/2/ [*****].








                                               Buyer _______  Contractor _______

                    6.3.1.2 "Successfully Operating Payload." Each Spacecraft
                            shall be equipped with one or more Payloads, as specified In Exhibit B. Each Payload shall be deemed to be Successfully Operating if at least that number of Transponders that is one more than one-half of the total number of Transponders within such Payload are Successfully Operating Transponders (as defined below).

            6.3.1.3 "Successfully Operating Transponder".  A Successfully
                    Operating Transponder is a Transponder which meets either or both of the following two criteria:

                    (a) The Transponder meets or exceeds the performance specifications set forth in Exhibit B. For the avoidance of doubt, if the Spacecraft is placed into inclined orbit, then the Transponders shall be deemed not to meet the criteria stated in this Paragraph 6.3.1.3(a) at such time as the Spacecraft would have ceased to have a Useful Commercial Life, (as mutually determined by the Parties) had it not been placed in such an orbit.

                    (b) The Transponder, while not meeting or exceeding the performance specifications, provides Buyer with no material loss in its commercial value.

                         A Transponder shall also be deemed to be a Successfully Operating Transponder if it meets the performance specifications through use of any redundant or spare equipment not already in use by another Transponder.

                                               Buyer _______  Contractor _______

                         For the avoidance of doubt, if Buyer must shut down one or more Transponders during any portion of a Spacecraft's useful life for reasons due to Spacecraft constraints or in order to protect the overall health of such Spacecraft, such Transponder(s) shall not be deemed to be "Successfully Operating Transponders," unless Buyer subsequently is able to use such Transponder to provide full-time commercial service to its customer(s) on such Transponder with no reduction in Buyer's future revenue therefrom resulting solely from such shutdown; provided, however, that Buyer shall not shut down Transponders without the consent of Contractor (such consent not to be unreasonably withheld); provided further that Contractor's right to consent shall apply only to the total number of Transponders to be shut down in any instance, and Buyer shall have the right to select which Transponders on a Spacecraft to shut down.

                         Notwithstanding the foregoing, in the event that Buyer shuts down a certain number of Transponders with the consent of Contractor due to Spacecraft constraints or to protect the overall health of the Spacecraft, the total number of Transponders deemed not to be Successfully Operating Transponders (for purposes of Paragraph 6.3.1.2) solely on account of being shut down for such reasons shall not increase beyond such certain number (even if in the future Buyer shuts down different Transponders than the Transponders initially shut down) unless Buyer shuts down additional Transponders for such reasons with the consent of Contractor pursuant to the foregoing.

                                               Buyer _______  Contractor _______

                6.3.1.4 "Useful Commercial Life". The Useful Commercial Life of
                        a Spacecraft means the period beginning on the Commencement Date and ending on the earlier to occur of
                        (i) the date on which there is just sufficient fuel remaining on board the Spacecraft only to eject the Spacecraft from its geostationary orbital location or
                        (ii) the date on which at least one-half of the Transponders on each Payload are not Successfully Operating Transponders.

                6.3.1.5 "Successfully Injected Spacecraft". A Launched
                        Spacecraft shall be deemed to be a Successfully Injected Spacecraft if:

                        (a) The transfer orbit/spacecraft attitude meets the following required criteria:

                                (1) Perigee altitude error is less than or equal to + or - 3 sigma;

                                (2) Apogee Altitude error is less than or equal to + or - 3 sigma;

                                (3) Inclination error is less than or equal to + or - 3 sigma;

                                (4) Argument of perigee error is less than or equal to + or - 3 sigma; and

                                (5) The Spacecraft has been separated with attitude rate errors of less than or equal to + or - 3 sigma and

                                               Buyer _______  Contractor _______

                    (b) The Spacecraft has not suffered physical damage which resulted from Launch Vehicle malfunction.

                    The calculated amount of Useful Commercial Life (the "Calculated Operational Lifetime") shall be mutually determined by Buyer and Contractor, based on standard engineering practices, using measured actuals of the Spacecraft, existing at the time of the operational hand-off of the Spacecraft to Contractor from the Launch Vehicle provider. If the attained transfer orbit/Spacecraft attitude does not meet the criteria stated in this Section, but the Calculated Operational Lifetime is greater than or equal to the Specified Operational Lifetime for the Spacecraft, then the Spacecraft shall be deemed to have been a Successfully Injected Spacecraft. If, on the other hand, the attained transfer orbit/Spacecraft attitude does not meet the criteria stated above, and the Calculated Operational Lifetime is less than the Specified Operational Lifetime, then the Spacecraft shall be deemed not to be a Successfully Injected Spacecraft. If Buyer and Contractor cannot agree on the Calculated Operational Lifetime, then the Parties shall resolve such disagreement in acceptance with the dispute resolution procedures set forth in Article
                    33. During such dispute resolution procedure, Buyer shall commence all payments under Section 6.3.2 to Contractor based on Contractor's calculation of such Calculated Operational Lifetime, except only the disputed amount(s) which shall be paid by Buyer in escrow as set forth in
                    Section 29.4, and the prevailing party shall be entitled to interest as Provided therein.

                                               Buyer _______  Contractor _______

                6.3.1.6 "Incentives Interest Rate". The Incentives Interest Rate
                        shall be the lesser of (i) [*****]or (ii) [*****].

                6.3.1.7 "Commencement Date". The Commencement Date shall be the date on which Buyer receives written certification from Contractor that, based upon the results of completed in-orbit performance tests, at least one Payload is a Successfully Operating Payload.

        6.3.2 Buyer shall pay to Contractor the Incentives Obligations and the Change Order Profit Component (if applicable), as follows:

                6.3.2.1 Incentives Obligations and Change Order Profit
                        Component. Subject to Section 6.3.2.3 through 6.3.2.6, Buyer shall be obligated to pay to Contractor the Incentives Obligation and any Change Order Profit Component (if applicable), as follows: Buyer shall pay Contractor equal monthly payments that, when summed on a net present value basis to the Commencement Date using the Incentives Interest Rate, equals the total amount of Incentives Obligations plus Change Order Profit Component due hereunder. For example, if the PAS 1R Spacecraft is a Successfully Injected Spacecraft and on the Commencement Date all Transponders on such Spacecraft are and continue to be Successfully Operating Transponders for fifteen (15) years, assuming the maximum [*****] for the entire period, the monthly Incentives Obligations payment would be [*****] for PAS


                        1R and [*****] for Galaxy IIIC (the "Nominal Payment"). If the Incentives Interest Rate is less than [*****] per annum for any given month, the Incentives Obligations payment will be less than

                                               Buyer _______  Contractor _______
                        the Nominal Payment. In such circumstances, the amount of each month's payment will be calculated on a net present value basis to the date of the last month's payment using the remaining unpaid principal as the new principal, the Incentives Interest Rate, and a term equal to the number of months remaining in the Incentives period. The Parties shall agree in writing upon an appropriate allocation of the portion of Incentive Obligations which shall be payable for each Payload on the Spacecraft. The Incentives Obligations, identified above, shall be payable in 180 equal and consecutive monthly installments over a fifteen (15) year life of the Spacecraft, except as may be adjusted as set forth herein. Except as provided in Paragraph 6.3.4, the first installment of each Incentives Obligations shall be paid on the Spacecraft's Commencement Date.

                        The foregoing notwithstanding:

                        (a) If the Spacecraft is not a Successfully Injected Spacecraft pursuant to Section 6.3.1.4 but is successfully placed into its on-station orbit by Hughes during the "Transfer Period" (defined as the period from separation of the Launch Vehicle through on-station acquisition) then, subject to Section 6.3.2.3, Buyer shall pay the Incentives Obligations for the Spacecraft in equal and consecutive monthly installments over a period of the Spacecraft's On Station Operational Lifetime (defined at Section 6.3.2. 1 (b)).

                                               Buyer _______  Contractor _______

                    (b) If the Spacecraft is Successfully Injected, but is not successfully placed into its on-station orbit by Contractor during the Transfer Period, then the total amount of the Incentives Obligations for the Spacecraft shall be multiplied by a percentile equal to (i) the On-Station Operational Lifetime divided by (ii) the Calculated Operational Lifetime, which percentile shall, in no event, be greater than one. Subject to
                         Section 6.3.2.3, Buyer shall pay such Incentives Obligations for the Spacecraft in equal and consecutive monthly installments over a period of the Spacecraft's On Station Operational Lifetime. The "On Station Operational Lifetime" shall be mutually determined by Buyer and Contractor, based on standard engineering practices, measured actuals of the Spacecraft, existing at the end of the Transfer Period. However, should the Spacecraft continue to operate successfully beyond the On-Station Operational Lifetime, Contractor will continue to earn Incentives Obligations at the same monthly rate up to the Specified Operational Lifetime.

                    (c) Finally, if the Spacecraft is not a Successfully Injected Spacecraft and, in addition, is not successfully placed into its on-station orbit during the Transfer Period, then the total amount of the Incentives Obligations shall be multiplied by the sum of (A)(i) the Specified Operational Lifetime, plus (ii) the On-Station Operational Lifetime, minus (iii) the Calculated Operational Lifetime, divided by (B) the Specified Operational Lifetime, which percentile shall, in no event, be greater than one. Subject to Section 6.3.2.3, Buyer shall pay such Incentives Obligations for the

                                               Buyer _______  Contractor _______

                        Spacecraft in equal and consecutive monthly installments over a period of the Spacecraft's On-Station
                        Operational Lifetime.

                        For purposes of any provision of this Contract, if the Incentives Obligations or related payment periods are to be recalculated, the monthly installments due shall be recalculated to reflect the imputed interest element that is reflected in the payment plans specified above.

        6.3.2.2 Notwithstanding the foregoing, if at any time Buyer continues to utilize for revenue-producing purposes any Transponder that 'is not a Successfully Operating Transponder, then Buyer shall pay a pro rated amount of the Incentives Obligation attributable to such Transponder that is proportionate to the partial benefit that Buyer derives from such Transponder (the "Partial Incentive Payment"), all as mutually agreed upon by the Parties in good faith.

        6.3.2.3 Except for any Change Order Profit Component (which is non-contingent), and except as provided in Paragraph 6.3.2.2, payment of any Incentives Obligation shall be contingent upon the Transponders being Successfully Operating Transponders, as set forth herein, on the applicable Payload and shall be pro-rated, therefore, on a Transponder equivalent-by-Transponder equivalent basis over the duration of the applicable term of such Obligation; provided, however, that beginning on the date, if any, that any one or more of the Payloads are no longer a Successfully Operating Payload, as and when ascertained pursuant to Section 6.3.2.4 (the "Degraded Payload"), then Buyer's then-remaining Incentives

                                               Buyer _______  Contractor _______

                Obligations for such Payload(s) (exclusive of any Change Order Profit Component, as applicable) shall be deemed extinguished.

        6.3.2.4 Whether any Transponder is not Successfully Operating shall be mutually determined by Buyer and Contractor, based on relevant technical data, reports and analyses, and each Party will make available to the other Party for its review upon reasonable request all data used in making such determination. Any disagreements between the Parties shall be resolved in accordance with the dispute resolution procedure set forth in
                Article 33.

        6.3.2.5 If the Spacecraft has not been, or is not being, Properly Operated by the Buyer, and any Transponders thereof are not Successfully Operating Transponders, then the Transponders of the Spacecraft which were Successfully Operating prior to such improper operation of the Spacecraft shall be deemed to be Successfully Operating Transponders for purposes of Contractor's entitlement to payment of any applicable Incentives Obligations for such period as such Transponders would have reasonably been predicted to continue to be Successfully Operating had the Spacecraft and transponder thereon been Properly Operated by Buyer; provided, however, that if the failure is the result of a defect in the deliverable software (except to the extent that such defect was caused solely by a modification to such software by Buyer) or if Buyer demonstrates that the failure of any Transponder to be Successfully Operating was not caused primarily, directly or indirectly, by any act or omission of Buyer, its agents, Subcontractors, Consultants or representatives of any kind, then the foregoing provision shall not apply with respect to such Transponder.

                                               Buyer _______  Contractor _______

                6.3.2.6 Buyer may prepay any portion of the Incentives
                        Obligations or the Change Order Profit Component pursuant to the schedule matrix attached as Exhibit J. Any remaining Incentives Obligations so prepaid shall be subject to refund by Contractor to Buyer, in any instance and to the extent that Buyer's obligation to make such payments is relieved pursuant to this Article 6, as outlined in the last sentence of Section 6.3.4.1 hereof.

        6.3.3 "Spacecraft Retirement Payment". At any time following the Spacecraft's Delivery, Buyer may, at its option, cease to utilize the Spacecraft for any purpose; provided, however, that if Buyer does cease using the Spacecraft (or if the Spacecraft is rendered a total loss by virtue of Buyer's failure to Properly Operate the Spacecraft), then, upon the exercise date of such option or the declaration of the Spacecraft as a total loss as applicable, all remaining Incentives Obligations payments for any Transponder (and any Change Order Profit Component, if applicable) (subject to the provisions of Section
                6.3.2.3 through 6.3.2.5) shall become immediately due and payable, all relative to the Spacecraft; and Buyer shall pay to Contractor such amounts, in immediately available funds, along with the outstanding balance of principal and accrued interest on any other outstanding payment obligations with respect to the Spacecraft, if any, as of such date. In determining the amount of principal and interest due, present value analysis discounted at the Incentives Interest Rate per annum shall be done for any scheduled payment stream previously created by the Parties hereunder. Notwithstanding the foregoing, Buyer shall have the right to cease using the Spacecraft and remove it from its orbital location at any time following the expiration of the Spacecraft's Useful Commercial Life, without payment of such Spacecraft Retirement Payment.

                                               Buyer _______  Contractor _______

        6.3.4   Incentive Obligations and Launch Delay

                6.3.4.1 If the Spacecraft has not been launched by the 181st day after the earlier of (i) the actual date of shipment of the Spacecraft by Contractor or (ii) Buyer's Preliminary Acceptance of the Spacecraft, then, except as set forth in Paragraph 6.3.4.2, the first of the equal and consecutive monthly installment payments for Incentive Obligations on the Spacecraft shall be due and payable and the fifteen year period shall be deemed to have begun for purposes of this Paragraph 6.3 and such payments shall commence (the "Pre- Launch Incentive Payments"). If upon the Commencement Date or at any time thereafter, any Transponder ceases to be a successfully Operating Transponder or a Payload becomes a Degraded Payload, then Contractor shall deliver to Buyer a refund (without interest) of that portion of the Pre-Launch Incentive Payment attributable to such Transponder or Payload, taking into account the amount of such time such Transponder or Payload met the performance specifications, and Buyer's subsequent Incentives Obligations shall be reduced thereafter on a pro rata basis; provided, if applicable, Buyer shall receive a credit to the extent of any Pre-Launch Incentive Payments, to be applied as an offset against Buyer's consecutive monthly installment payments for the Incentives Obligations otherwise due and payable for the months immediately following the Commencement Date.

                6.3.4.2 If the Spacecraft has not been Launched due primarily to
                        (1) Contractor's fault after shipment or (2)
                        Contractor's failure to timely meet the Spacecraft's scheduled Shipment Date (where such failure in shipment is not caused by Buyer's actions or inactions)

                                               Buyer _______  Contractor _______

                        (or a combination of clauses (1) and (2) immediately above), then the first of the equal and consecutive monthly installments of the Incentives Obligations on the Spacecraft shall be due and payable on, and interest shall not accrue until, the earlier to occur of (i) the Commencement Date or (ii) one year after the earlier of
                        (a) the actual date of shipment of the Spacecraft by Contractor or (b) Buyer's Preliminary Acceptance of the Spacecraft. If upon the Commencement Date, or at any time thereafter, any Transponder on the Spacecraft (which has been subject to a Launch delay under this Paragraph 6.3.4.2) ceases to be a Successfully Operating Transponder or a Payload becomes a Degraded Payload, then Contractor shall deliver to Buyer a refund (without interest) of that portion of the Pre-Launch Incentives Payments attributable to such Transponder or Payload, taking into account the amount of time such Transponder or Payload met the performance specifications, and Buyer's subsequent Incentives Obligation for the affected Payload on the Spacecraft shall be reduced thereafter on a pro rata basis; provided however, that Buyer shall receive a credit to the extent of any Pre-Launch Incentive Payments, such credit to be applied as an offset against Buyer's consecutive monthly installment payments for the Incentives Obligations otherwise due and payable for the months immediately following the Commencement Date.

                6.3.4.3 If, for any reason other than primarily Contractor's
                        Fault, the Spacecraft has not been Launched within 24 months following the Spacecraft's actual date of shipment, then the full amount of the Incentives Obligations (and any Change Order Profit Component, if applicable) (including principal and accrued interest, if any) shall become immediately due and payable upon the last day of such 24th

                                               Buyer _______  Contractor _______
                        month. If, however, the Spacecraft is subsequently Launched within 54 months of its actual date of shipment and any Transponder of the Spacecraft ceases to be a Successfully Operating Transponder or a Payload becomes a Degraded Payload, then Buyer shall be entitled to a proportionate refund (without interest) for any Incentives Obligations (and any Change Order Profit, if applicable) paid for such Transponder or Payload, taking into account the amount of time such Transponder or Payload met the performance specifications. If, for any reason, the Spacecraft has not been Launched prior to the third anniversary of its actual date of shipment (the "Third Anniversary"), then Buyer shall have an option (the "LOPS/MOPS Option"), exercisable in writing received by Contractor on or before the Third Anniversary, to extend its right to utilize the Related Services for the Spacecraft to the fifth anniversary of the Spacecraft's actual date of shipment (the "Extension Period"). If Buyer does not timely exercise the LOPS/MOPS Option, then Buyer shall pay Contractor the portion of the "Related Services Price" (as defined below) for the Spacecraft expended by the Contractor. If Buyer timely exercises the LOPS/MOPS Option, then the Related Services Price for the Spacecraft during the Extension Period, shall be increased by a [*****] beginning on the Third Anniversary. Buyer shall be obligated to pay such escalation amount within 30 days of receipt of invoice from Contractor. In any case, Contractor's obligation to provide such services shall terminate on the date which is fifty-four (54) months (or as early as thirty-six (36) months) from the actual date of shipment of the Spacecraft. If Contractor's obligation to provide Related Services is terminated under the immediately preceding sentence, then Buyer shall pay the portion of the Related Services Price expended by the Contractor. For purposes of this

                                               Buyer _______  Contractor _______

                        Paragraph 6.3.4.3, "Related Services Price" shall mean the amount payable upon completion of the Related Services pursuant to Paragraph 6.2.

                6.3.4.4 If, for any reason, other than Contractor's fault, a
                        Launch failure occurs between the time of Launch and the Commencement Date (or if no Commencement occurs), then the full amount of the Incentives Obligations (and any Change Order Profit Component, if applicable) (the "Recoverable Amount(s)") shall become immediately due and payable upon the date of such Launch failure. Contractor shall be entitled to obtain payment of such Recoverable Amounts from the proceeds of the launch insurance obtained by Buyer and shall be entitled to a priority in obtaining such proceeds over Buyer and all other parties or claims; provided, however, that nothing herein shall relieve Buyer of its obligations to pay to Contractor all such Recoverable Amounts, as set forth herein. Buyer agrees to name Contractor as a loss payee under Buyer's launch insurance policy to the extent Contractor is entitled to payment of Recoverable Amounts. During the six (6) months immediately following such Launch failure, Buyer shall use best reasonable efforts to obtain the proceeds of its launch insurance to pay Contractor the Recoverable Amounts, hereunder. However, if Contractor does not receive all such Recoverable Amounts from the proceeds of Buyer's launch insurance within such six (6) month period, then Buyer shall be obligated immediately to compensate Contractor for, and Contractor may also look to Buyer directly for satisfaction of, all such Recoverable Amounts. For the purposes of this Paragraph 6.3.4.4, "Launch" shall mean intentional ignition of any first stage engine of the Launch Vehicle.

                                               Buyer _______  Contractor _______

        6.4 Contractor shall not be obligated to deliver the Spacecraft to the Launch Site if there are any outstanding Delinquent Payments owed by Buyer to Contractor with respect to such Spacecraft under this Contract one month prior to shipment of such Spacecraft from the Contractor facility. "Delinquent Payments" are defined as those payments not received by Contractor within thirty (30) days of the dates due as defined in Paragraphs 6.2.1 and 6.2.2 above. Once Buyer has paid Contractor for any "Delinquent Payments" and any interest accrued in accordance with Paragraph 6.6 below, Contractor shall use its reasonable best efforts to ship such Spacecraft to the Launch Site so as to enable launch on the scheduled Launch Date and in any event to make shipment as soon as practicable and no later than sixteen
                (16) weeks after payment by Buyer of such Delinquent Payments. Buyer will be responsible for and will pay toContractor any reasonable costs and [*****] profit on such costs that Contractor may incur as a result of a delay in delivery due to Buyer's Delinquent Payments. Notwithstanding the foregoing, this
                Section 6.4 shall not relieve Contractor of its obligation to deliver a Spacecraft, and no "Delinquent Payment" shall be deemed to have occurred, due to any nonpayment by Buyer on account of an alleged breach by Contractor or other dispute as to such payment. In such event, Buyer shall, within thirty (30) days of the date such payment is due, pay the full amount of such payment into an interest-bearing escrow account to be established at Bank of America, Concord, California. Upon settlement of the dispute as to such payment and alleged breach in accordance with Article 33, the Party entitled to the amount in escrow shall receive such amount together with all accrued interest thereon and the other Party shall pay all costs and fees associated with the escrow of such amount.

        6.5     Invoice

                6.5.1 Invoices submitted to Buyer for payment shall contain a cross- reference to the Contract number and the date specified in the Payment Plans of Paragraphs 6.3.1 and
                        6.3.2. Contractor shall submit one (1) original invoice for the Spacecraft in each instance to:


                                               Buyer _______  Contractor _______

               PanAmSat Corporation
               One Pickwick Plaza
               Greenwich, CT 06830

               Attention:   Robert Bednarek, Senior Vice President and
                            Chief Technology Officer

               cc: James Frownfelter, Vice President -- Space Systems Stephen G. Salem, Senior Counsel (by fax to 310-525-5800)



        6.5.2 Invoice amounts, as specified in Paragraph 6.3, provide for billings to be submitted by the 15th day of each month and shall be paid by Buyer within thirty (30) days upon receipt of the invoice by Buyer.



6.6     Late Payments



                                               Buyer _______  Contractor _______